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                     SEI INSTITUTIONAL INTERNATIONAL TRUST

                          Emerging Markets Equity Fund

                   Supplement Dated November 27, 2002 to the
               Class A Shares Prospectus Dated January 31, 2002.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

CHANGE IN SUB-ADVISER FOR EMERGING MARKETS EQUITY FUND

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Emerging Markets Equity Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to SG Pacific Asset Management Inc. and SGY Asset Management (Singapore) Limited under the sub-section entitled "Emerging Markets Equity Fund" is hereby deleted and replaced with the following paragraph:

     LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED: Lloyd George Investment Management (Bermuda) Limited (LGIM), located at 3808 One Exchange Square, Central, Hong Kong, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Pamela Chan, Director of LGIM, and Samir Mehta, CFA, Director of LGIM, serve as co-portfolio managers of the portion of the Emerging Markets Equity Fund's assets allocated to LGIM. Ms. Chan joined LGIM in April 1994 and manages Asian regional accounts for institutional clients. Prior to joining LGIM in 1998, Mr. Mehta was an analyst at Peregrine Securities in India for over four years. Ms. Chan and Mr. Mehta each has over 20 and 10 years of investment experience, respectively.

There are no changes to the other sub-advisers of the Emerging Markets Equity Fund.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.